December 15, 2006

DIRECT DIAL: 212-451-2307
EMAIL: JSPINDLER@OLSHANLAW.COM

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission
100 F Street
N.E. Washington, D.C. 20549
Division Of Corporation Finance, Mail Stop 4561
Attention: Assistant Director Barbara C. Jacobs

Re:	Computer Horizons Corp. Preliminary Proxy Statement on Schedule 14A Originally filed on November 21, 2006 File No. 0-07282

Dear Ms. Jacobs:

        On behalf of Computer Horizons Corp. (the "Company"), transmitted herewith is Amendment No. 1 to the above-referenced filing ("Amendment No. 1"). We acknowledge receipt of the comment letter of the Securities and Exchange Commission dated December 6, 2006 (the "Commission Letter") with regard to the above-referenced filing. We have reviewed the Commission Letter with the Company and the following are its responses to the Commission Letter. For ease of reference, the responses are numbered to correspond to the numbering of the comments in the Commission Letter and the comments are reproduced in italicized form below.

  Preliminary Proxy Statement

  1.
  Please discuss in either your letter or notice to shareholders the estimated amount you plan to distribute to shareholders upon consummation of your transactions.

    Response

    The Company has made the requested disclosure in the letter to shareholders set forth at the beginning of Amendment No. 1.

  Summary Term Sheet

  Effect of the Asset Sales and the Plan of Complete Liquidation and Dissolution..., page 5

  2.
  We note your discussion here and elsewhere regarding your board's "intention to distribute a substantial portion of the net proceeds received...as promptly as practicable after the closing" of one or both asset sale transactions. To the extent possible, please expand your disclosure to quantify the board's expectations for the initial distribution and approximately when you expect the transactions to close and, therefore, when the initial distributions will be made. Please also clarify whether the closing of one asset sale transaction prior to the consummation of the other transaction prompt the board to make an initial distribution or whether the board plans to await the disposition of both transactions prior to making a distribution.

    Response

    The Company has made the requested revisions under "Summary Term Sheet—The Chimes Asset Sale (Proposal No. 1)—Effect of the Asset Sales and the Plan of Complete Liquidation and Dissolution on Computer Horizons and Our Shareholders (See page 39)" on page 5 of Amendment No. 1, "Summary Term Sheet—Plan of Complete Liquidation and Dissolution (Proposal No. 3)" on page 11 of Amendment No. 1, "The Chimes Asset Sale—Effect of the Asset Sales and the Plan of Complete Liquidation and Dissolution on Computer Horizons and

    Our Shareholders" on page 39 of Amendment No. 1 and "Approval of Proposal to Adopt Plan of Liquidation and Dissolution and to Liquidate and Dissolve the Company (Proposal No. 3—Distribution to Shareholders)" on page 66 of Amendment No. 1.

  The Chimes Asset Sale (Proposal No. 1)

  The Chimes Asset Purchase Agreement, page 20

  3.
  Please expand your disclosure on your Hewlett-Packard indemnification obligations. We note your immediately prior discussion of an $8 million indemnification cap for general breaches of the transaction agreement. Please discuss the reasons for specifically providing for any Hewlett-Packard claims and whether there is any reason that a similar indemnification cap was not afforded to such possible claims. Please elaborate on whether there is any reason to expect any claims by Hewlett-Packard. If so, to the extent possible and material, please quantify your expectations of such claims.

    Response

    The Company has made the requested revisions under "The Chimes Asset Sale (Proposal No. 1)—The Chimes Asset Purchase Agreement—Indemnification" on pages 23-24 of Amendment No. 1.

  Other

        Attached is a written statement from the Company providing the acknowledgments requested at the conclusion of the Commission Letter.

*******

        We believe that Amendment No. 1 fully complies with all of the Staff's comments. The Company would like to file definitive proxy materials as soon as possible to allow shareholders to vote on the transactions in a timely manner. After the Staff has reviewed Amendment No. 1, we would appreciate the Staff's advice as to whether there are any additional comments.

        Please direct any questions or comments concerning Amendment No. 1 or this response to the undersigned at 212-451-2307, Steve Wolosky at 212-451-2333 or Martin Cooper at 212-451-2293.

Sincerely,
/s/ JEFFREY S. SPINDLER Jeffrey S. Spindler

cc:	Daniel Lee (SEC) Jeffrey Werbitt (SEC)
Dennis J. Conroy Michael C. Caulfield, Esq.